SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 16, 2007

ADUDDELL INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-24684	73-1587867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 N.W. Expressway Oklahoma City, Oklahoma 73118
(Address of principal executive offices) (Zip Code)

(405) 810-2969
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Item 8.01.	Other Events.

On May 16, 2007, Aduddell Industries, Inc. issued a press release announcing the results of its operations and its financial results for the quarter ended March 31, 2007.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release dated May 16, 2007 regarding results of operations and financial results for the quarter ended March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 16, 2007	ADUDDELL INDUSTRIES, INC.

By: /s/ Reggie Cook Name: Reggie Cook Title: Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Press Release dated May 16, 2007 regarding results of operations and financial results for the quarter ended March 31, 2007	Filed herewith electronically

2